UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2009
TEXTRON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-15515	05-6008768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

40 Westminster Street, Providence, Rhode Island		02903

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (401) 621-4200
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1 Amendment No. 2, dated as of February 12, 2009, to Series 2008-CP-1 Supplement, dated as of March 20, 2008
EX-4.2 Amendment No. 1, dated as of February 12, 2009, to Series 2008-CP-2 Supplement, dated as of May 13, 2008
EX-99.1 Amendment No. 2 to Amended and Restated Sale and Servicing Agreement, dated as of February 12, 2009
EX-99.2 Amendment No. 1 to Amended and Restated Receivables Purchase Agreement, dated as of February 12, 2009

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
     In order to facilitate Textron Financial Corporation’s (“Textron Financial”) previously announced exit from the dealer floorplan financing business, Textron Financial and certain of its affiliates entered into a series of amendments to its dealer floorplan securitization program as described below.
     On February 12, 2009, Textron Financial’s affiliate, Textron Financial Floorplan Master Note Trust (the “Trust”), entered into amendments to (i) the Series 2008-CP-1 Supplement (the “Series 2008-CP-1 Amendment”) and (ii) the Series 2008-CP-2 Supplement (the “Series 2008-CP-2 Amendment”), in each case, to the Amended and Restated Indenture, by and among the Trust, The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”), and Textron Financial, as servicer, to make certain amendments to increase the required reserve account amount, change the allocation of certain collections and change the calculation of certain amounts in respect of the Series 2008-CP-1 Variable Funding Notes and the Series 2008-CP-2 Variable Funding Notes previously issued by the Trust. The summary of the Series 2008-CP-1 Amendment and the Series 2008-CP-2 Amendment set forth in this Item 1.01 is qualified in its entirety by reference to the text of the Series 2008-CP-1 Amendment and the Series 2008-CP-2 Amendment which are filed as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.
     In addition, on February 12, 2009, Textron Financial entered into (i) Amendment No. 2 to the Amended and Restated Sale and Servicing Agreement (the “SSA Amendment”), by and among the Trust, Textron Receivables Corporation III (“TRC III”), the Indenture Trustee and Textron Financial, as servicer, and (ii) Amendment No. 1 to the Amended and Restated Receivables Purchase Agreement (the “RPA Amendment”), by and between Textron Financial and TRC III to make certain amendments related to the calculation of certain amounts in connection with its dealer floorplan securitization program and the removal of certain accounts from the Trust. The summary of the SSA Amendment and the RPA Amendment set forth in this Item 1.01 is qualified in its entirety by reference to the text of the SSA Amendment and the RPA Amendment which are filed as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description

4.1	Amendment No. 2, dated as of February 12, 2009, to Series 2008-CP-1 Supplement, dated as of March 20, 2008, to the Amended and Restated Indenture, dated as of May 26, 2005, by and among Textron Financial Floorplan Master Note Trust, The Bank of New York Mellon, as indenture trustee, and Textron Financial, as servicer.

4.2	Amendment No. 1, dated as of February 12, 2009, to Series 2008-CP-2 Supplement, dated as of May 13, 2008, to the Amended and Restated Indenture, dated as of May 26, 2005, by and among Textron Financial Floorplan Master Note Trust, The Bank of New York Mellon, as indenture trustee, and Textron Financial, as servicer.

Exhibit
Number	Description
99.1	Amendment No. 2 to Amended and Restated Sale and Servicing Agreement, dated as of February 12, 2009, by and among Textron Receivables Corporation III, Textron Financial Floorplan Master Note Trust, The Bank of New York Mellon, as indenture trustee, and Textron Financial, as servicer.

99.2	Amendment No. 1 to Amended and Restated Receivables Purchase Agreement, dated as of February 12, 2009, by and between Textron Financial and Textron Receivables Corporation III.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXTRON FINANCIAL CORPORATION (Registrant)
Date: February 18, 2009	By:	/s/ Thomas J. Cullen
		Name:	Thomas J. Cullen
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Amendment No. 2, dated as of February 12, 2009, to Series 2008-CP-1 Supplement, dated as of March 20, 2008, to the Amended and Restated Indenture, dated as of May 26, 2005, by and among Textron Financial Floorplan Master Note Trust, The Bank of New York Mellon, as indenture trustee, and Textron Financial, as servicer.

4.2	Amendment No. 1, dated as of February 12, 2009, to Series 2008-CP-2 Supplement, dated as of May 13, 2008, to the Amended and Restated Indenture, dated as of May 26, 2005, by and among Textron Financial Floorplan Master Note Trust, The Bank of New York Mellon, as indenture trustee, and Textron Financial, as servicer.

99.1	Amendment No. 2 to Amended and Restated Sale and Servicing Agreement, dated as of February 12, 2009, by and among Textron Receivables Corporation III, Textron Financial Floorplan Master Note Trust, The Bank of New York Mellon, as indenture trustee, and Textron Financial, as servicer.

99.2	Amendment No. 1 to Amended and Restated Receivables Purchase Agreement, dated as of February 12, 2009, by and between Textron Financial and Textron Receivables Corporation III.

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